EXHIBIT 10.1

                        VIDEO GAME DISTRIBUTION AGREEMENT


This Video Game Distribution Agreement (this "AGREEMENT") is entered into as of August 9, 2002 (the "EFFECTIVE DATE") by and between Vivendi Universal Games, Inc., a Delaware corporation, with its principal place of business at 6080 Center Drive, Los Angeles, California 90045 ("VUG"), and Interplay Entertainment Corp., a Delaware corporation, with its principal place of business at 16815 Von Karman Avenue, Irvine, California 92606 ("INTERPLAY").

WHEREAS, Interplay has broad experience and unique talent and skill in the field of video game development and publishing, and VUG has broad experience and unique talent and skill in the field of video game reproduction, manufacture, marketing, promotion, distribution and sale;

WHEREAS, Interplay is currently developing and owns or controls the video game products described in SECTION 3 of EXHIBIT B, attached hereto, and wishes to further develop and license these products to VUG, and VUG desires to receive such license from Interplay, on an exclusive basis for the purposes of reproduction, manufacture, marketing, promotion, distribution and sale, as provided herein;

WHEREAS, VUG desires to utilize and rely on Interplay's broad experience, unique talent and skill and to receive from Interplay, and Interplay desires to utilize and rely on VUG's broad experience, unique talent and skill and to grant to VUG, an exclusive license to the products listed in SECTION 3 of EXHIBIT B for the purpose of reproduction, manufacture, marketing, promotion, distribution and sale, as set forth herein.

NOW, THEREFORE, by reason of the foregoing premises and in consideration of the mutual covenants and premises hereinafter set forth and for other valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth below:

     1.1 MINIMUM GUARANTEE has the meaning given to it in SECTION 1.1 of EXHIBIT A, attached hereto.

     1.2 APPROVED GOLD MASTER means (i) with respect to PC Partner Products only, a Gold Candidate approved by VUG Customer Quality Care in accordance with SECTION 3 below, and (ii) with respect to Non-PC Partner Products, a Gold Candidate approved by the applicable Game Hardware Platform Licensor in accordance with SECTION 3 below.

     1.3  AUTHORIZED  CHANNEL means the  distribution  channel,  as specified in
          SECTION 1 of EXHIBIT B, attached hereto, in which VUG is authorized to reproduce, manufacture, market, promote, distribute and sell Partner Products.

     1.4 AUTHORIZED DEDUCTIONS shall have the meaning set forth in SECTION 3 of EXHIBIT A, attached hereto.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                             Page 1
Video Game Publishing Agreement

     1.5 BETA VERSION means the version of a Partner Product which (a) is in all material respects feature complete, playable and testable; (b) contains opening credits and title screens; and (c) is substantially free of Program Errors and ready for fine tuning.

     1.6 CONFIDENTIAL INFORMATION has the meaning given to it in SECTION 15.1 of this Agreement.

     1.7  DEFAULT has the meaning given to it in SECTION 12.2 of this Agreement.

     1.8  DELETION NOTICE has the meaning given to it in SECTION 12.5.

     1.9 DISCLOSING PARTY has the meaning given to it in SECTION 15.1 of this Agreement.

     1.10 DOUBTFUL PRODUCT NOTICE has the meaning given to it in SECTION 12.5.

     1.11 END-USER(S) means a person or entity that acquires the Partner Product(s) for use rather than resale or distribution.

     1.12 FINAL GROSS SALES  PROJECTION  has the meaning  given to it in SECTION
          1.2 of EXHIBIT A.

     1.13 GAME HARDWARE PLATFORM LICENSOR means a manufacturer of the platform hardware upon which a Non-PC Partner Product is designed to play (e.g., Sega for Dreamcast, Sony for PlayStation 2, Nintendo for Game Cube and Game Boy Advance, and Microsoft for Xbox).

     1.14 GENERAL RESERVE has the meaning given to it in SECTION 3 of EXHIBIT A.

     1.15 GOLD CANDIDATE(S) means: (i) For PC-Partner Products, a master copy of the object code and all Related Assets of and relating to the Partner Product(s) once submitted to VUG Customer Quality Care in accordance with SECTION 3 below and from which multiple copies of the Partner Product(s) may be reproduced; and (ii) for Non-PC Partner Products, a master copy of the object code and Related Assets that has been submitted to VUG Customer Quality Care in accordance with SECTION 3 below and which has been submitted for approval by the applicable Game Hardware Platform Licensor.

     1.16 GROSS SALES REVENUES means the aggregate price of all Partner Product Units shipped by or for VUG.

     1.17 INDEMNIFIED PARTY has the meaning given to it in SECTION 19.3 of this Agreement.

     1.18 INDEMNIFYING PARTY has the meaning given to it in SECTION 19.3 of this Agreement.

     1.19 INITIAL MINIMUM GUARANTEE has the meaning given to it in SECTION 1.1(I) of EXHIBIT A.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                             Page 2
Video Game Publishing Agreement

     1.20 INITIAL SHIPMENT means the period commencing from the first commercial shipment of a Partner Product to VUG's various retailers and expiring *** business days thereafter.

     1.21 INTERPLAY PROCEEDS has the meaning given to it in SECTION 2.1 of EXHIBIT A.

     1.22 IP RIGHTS has the meaning given to it in SECTION 13 of this Agreement.

     1.23 LICENSE has the meaning given to it in SECTION 2.1 of this Agreement.

     1.24 LICENSED TERRITORY means that geographic region described in SECTION 2 of EXHIBIT B.

     1.25 NET SALES has the meaning given to it in SECTION 2.2 of EXHIBIT A, attached hereto.

     1.26 NON-PC PARTNER PRODUCT means a Partner Product designed for play on a Platform other than a personal computer system (e.g., PlayStation 2, Game Cube, Game Boy Advance, Xbox).

     1.27 PARTNER PRODUCT(S) means (i) Interplay's computer and/or video game software product SKUs stated in SECTION 3 of EXHIBIT B, AND (II) any and all additional computer and/or video game products developed by or on behalf of Interplay in its sole discretion and completed during the three (3) year period following the Effective Date, including any and all sequels, new titles or derivative works of previously published titles, together with all Related Assets and any and all Program Error Corrections but only if and to the extent that as of the Effective Date no third party already possesses such rights (or such party subsequently waives such rights in their sole discretion). For purposes of clarification, Partner Products shall not include computer and/or video game products which are both developed and distributed/published by third parties under sale or license from Interplay.

     1.28 PC  PARTNER  PRODUCT  means a  Partner  Product  designed  for play on
          personal   computer   systems  (e.g.,   IBM  and  Macintosh   personal
          computers).

     1.29 PARTNER PRODUCT CONCEPT AND DESCRIPTION DOCUMENT means, with respect to each Partner Product, the document to be provided to VUG by Interplay no later than the Six Month Evaluation, which sets forth the fundamental product concept and description for such Partner Product.

     1.30 PARTNER PRODUCT REQUIREMENTS DOCUMENT means, with respect to each Partner Product, the document to be provided to VUG by Interplay no later than the Six Month Evaluation, which sets forth the fundamental technology requirements of such Partner Product.

     1.31 PERIOD has the meaning given to it in SECTION 11.5 of this Agreement.

     1.32 PLATFORM means each of the following: personal computers or "PC's" (regardless of manufacturer or operating system), PlayStation, PlayStation 2, N64, GameCube, Game Boy, Game Boy Color, Game Boy Advance and Xbox.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                             Page 3
Video Game Publishing Agreement

     1.33 PROGRAM ERROR(S) means any case where a Partner Product abnormally and materially ceases functioning, produces material incorrect or misleading information or erroneously interprets material information given to it or does not function substantially in accordance with its technical specifications described in the Partner Product Requirements Document; provided, however that minor "bugs" generally acceptable within industry standards shall not be considered Program Errors under this Agreement.

     1.34 PROGRAM ERROR CORRECTION means a modification of, addition to or deletion from any software component of a Partner Product (whether during development or by patch available after commercial release) that had been experiencing a Program Error, that causes such component to perform substantially (i.e, within acceptable industry standards) in accordance with the Partner Product's technical specifications described in the Partner Product Requirements Document.

     1.35 RECEIVING PARTY has the meaning given to it in SECTION 15.1 of this Agreement.

     1.36 RELATED ASSETS means all art assets, system specification information, manual text and other ancillary materials necessary for VUG to create the Partner Product packaging and manual.

     1.37 ROYALTIES has the meaning given to it in SECTION 2 of EXHIBIT A.

     1.38 SECONDARY MINIMUM GUARANTEE has the meaning given to it in SECTION 1.1(II) of EXHIBIT A.

     1.39 SELL-OFF PERIOD has the meaning given to it in SECTION 12.4(C).

     1.40 SIX MONTH EVALUATION means a preliminary evaluation (in accordance with SECTION 3) of the development of a Partner Product six (6) months prior to the Submission Date for such Partner Product. During this evaluation, Interplay shall submit to VUG the Partner Product Concept and Description Document and the Partner Product Requirements Document for such Partner Product. Based on the delivery of these items, VUG and Interplay shall cooperate in good faith regarding the progress and development schedule of the Partner Product. Furthermore, at this time, and in accordance with SECTION 1.2 of EXHIBIT A and SECTION 6, respectively, VUG shall formulate its initial Net Sales projections and initial marketing budget at Initial Shipment for such Partner Product.

     1.41 SKU means, a version of a video game designed to operate on a particular Platform. An example of a SKU is a version of a game designed to play on the Sony PlayStation 2 Platform.

     1.42 STATEMENT has the meaning given to it in SECTION 11.4 of this Agreement. An example of such Statement is attached hereto and referred to as EXHIBIT E.

     1.43 SUBMISSION DATE has the meaning given to it in SECTION 3.1.

     1.44 TERM has the meaning given to it in SECTION 12.1.

     1.45 TERMINATION NOTICE has the meaning given to it in SECTION 12.5.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                             Page 4
Video Game Publishing Agreement

     1.46 THREE MONTH EVALUATION means the final evaluation (in accordance with SECTION 3) of the development of the Partner Product to occur three
          (3) months prior to the Submission Date for such Partner Product. During this evaluation, Interplay shall submit to VUG a Beta Version for the Partner Product. Based on the Beta Version and other meaningful consultation and cooperation between the parties with respect to the progress of the Partner Product, VUG will at such time submit to Interplay VUG's marketing strategy with respect to such Partner Product and commit to a marketing budget with respect to such Partner Product (in accordance with SECTION 6).

     1.47 THREE  MONTH  GROSS SALES  PROJECTION  has the meaning  given to it in
          SECTION 1.2 of EXHIBIT A.

     1.48 THIRD PARTY LICENSOR means any licensors or owner (other than Interplay or VUG) of intellectual property that is used in any Partner Product. For purposes of clarification, a Third Party Licensor may include a third-party developer hired by Interplay to develop a Partner Product and which retains certain credit rights, marketing approval rights, or other rights with respect to the Partner Product.

     1.49 THIRD PARTY LICENSE means any license by a Third Party Licensor of intellectual property that is used in any Product.

     1.50 VUG CUSTOMER QUALITY CARE means VUG's department or group that reviews product compatibility and that shall ultimately be responsible for accepting or rejecting Gold Candidates of PC Partner Products in accordance with SECTIONS 3 and 4.

     1.51 VUG AFFILIATE means a wholly-owned subsidiary or parent company of VUG, provided such wholly-owned subsidiary or parent company of VUG is in the interactive entertainment software business.

2.   GRANT OF RIGHTS.

     2.1 LICENSE TO DISTRIBUTE. Subject to the terms and conditions contained in this Agreement, Interplay hereby grants to VUG and VUG hereby accepts, the exclusive right, license and obligation during the Term and any Sell-Off Period, to reproduce, manufacture (except during any Sell-Off Period), market and promote (in any and all forms and media, including print, digital, optical, and public performance and display), distribute copies of, and sell, the Partner Product(s), on an individual-unit (i.e., non-bundled) and packaged-goods basis via the Authorized Channels throughout the Licensed Territory on terms that are reasonable and customary in the interactive entertainment software industry, with the additional right to subcontract any or all of the foregoing rights in accordance with SECTION 20.2 below (the above grant of rights being hereinafter referred to as the "LICENSE").

     2.2  ***.

     2.3 EXCLUSIVE LICENSE. Subject to the terms and conditions contained in this Agreement (including SECTIONS 2.6, 2.7 and 2.8), Interplay shall provide the License set forth in SECTION 2.1 exclusively to VUG during the Term. Therefore, none of the rights Interplay provides under the License shall be assigned, licensed, offered, transferred or otherwise provided


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                             Page 5
Video Game Publishing Agreement
          by Interplay to any third parties nor shall they be exercised by Interplay except as expressly permitted by this Agreement.

     2.4 TRADEMARK LICENSE. Subject to the terms and conditions contained in this Agreement (including SECTION 2.8 below), Interplay hereby grants to VUG and VUG hereby accepts a non-exclusive, non-transferable right and license in the Licensed Territory to reproduce and use the trademarks associated with the Partner Product(s) solely in connection with the reproduction, manufacturing, marketing, promotion, distribution and sale of the Partner Product(s) during the Term and any Sell-Off Period.

     2.5 MANUFACTURING RIGHTS. With respect to all PC Partner Products, in its capacity as distributor of each PC Partner Product, VUG will be solely responsible for, and will pay all costs of (i) manufacturing the PC Partner Product units to be distributed pursuant to this Agreement, including CD- and DVD-materials (and any other component materials) and pressing, packaging materials, printing of packaging and inserts, and pack-out, (ii) assembly of finished-goods PC Partner Product units, and (iii) shipping, and securing delivery of, completed finished-goods units of PC Partner Products to VUG's distribution center, VUG's customers and/or End-Users. Subject to SECTION 3.2, herein, with respect to all Non-PC Partner Products, VUG will be solely responsible for all costs of (i) manufacturing the Non-PC Partner Product units to be distributed pursuant to this Agreement, including CD- and DVD-materials (and any other component materials) and pressing, Game Hardware Platform Licensor royalties, packaging materials, printing of packaging and inserts, and pack-out, (ii) assembly of finished-goods Non-PC Partner Product units (to the extent the Game Hardware Platform Licensor allows VUG to, and VUG elects to, perform any such assembly), and (iii) shipping, and securing delivery of, completed finished-goods units of Non-PC Partner Products to VUG's distribution center, VUG's customers and/or End-Users.

     2.6 RESERVED RIGHTS. All rights not expressly granted to VUG in this Agreement, including all rights outside the Licensed Territory, any electric transmission rights (such as through cable, the Internet and any on-line services), and all merchandizing rights of any kind whatsoever, are specifically excluded from this Agreement and are retained and reserved by Interplay. Interplay also reserves the right, without obligation, to publish trailers and demos of the Partner Products (which trailers and demos will be made available to VUG for its use hereunder in marketing the Partner Products) in combination with other entertainment software products that are not Partner Products under this Agreement. Any use by Interplay (or any licensee of Interplay) of such reserved rights, or any portion thereof, shall not be deemed unfair competition, nor interference with nor infringement of VUG's rights hereunder. Without limiting the generality of the foregoing, Interplay specifically reserves the right to authorize third parties to distribute Partner Products with third-party software and/or hardware in the form of a single combined product and selling such combined products in or outside of the Licensed Territory and as a premium to augment the value of non-computer related products and so-called "covermounts" in and outside the Licensed Territory ("OEM LICENSES"); PROVIDED, HOWEVER, that Interplay agrees that it will not, without the prior written approval of VUG, grant any OEM Licenses with respect to any Partner Product that authorize distribution of any combined product that includes such Partner Product to commence earlier than *** following Initial Shipment of such Partner Product by VUG hereunder.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                             Page 6
Video Game Publishing Agreement

     2.7 INTERPLAY DIRECT SALES AND ONLINE SALES. Notwithstanding anything to the contrary in this Agreement, Interplay shall be entitled to sell Partner Products directly to End-Users through (i) Interplay's own direct sales program, including offering the Partner Products for sale direct to End-Users through Interplay's direct mailing programs, Interplay's telemarketing programs, Interplay's websites and Interplay's on-line stores (and Interplay may engage third-party subcontractors to fulfill orders that Interplay has itself received directly from End-Users), and/or (ii) third-parties hired by Interplay to sell the Partner Products online through their websites (e.g., Yahoo, Amazon). Interplay shall have the right to purchase from VUG on a royalty-free basis, via delivery to VUG of a standard purchase order finished-goods Partner Product units at a price equal to VUG's actual manufacturing and shipping costs plus *** ($***) per unit . VUG shall be entitled to deduct amounts due VUG under this Section from the Interplay Proceeds. VUG shall use its commercially reasonable efforts to promptly fulfill Interplay's purchase orders.

     2.8 APPROVAL BY LICENSORS. Notwithstanding any other provision of this Agreement to the contrary, VUG's rights and obligations under this Agreement with respect to each Partner Product will be (i) conditioned upon such Partner Product having been approved for distribution in the Licensed Territory by the appropriate Game Hardware Platform Licensor, if any, and by any applicable content licensors (including any Third Party Licensors) and other entities whose approval is legally or contractually required to allow the distribution by VUG of the Partner Products and use by VUG of the trademarks associated with the Partner Product, in the Licensed Territory; and Interplay will use its diligent good faith efforts to secure such necessary approvals so that the Partner Products may be marketed and distributed as provided in this Agreement, and (ii) subject to any conditions and restrictions contained in any Third Party Licenses.

3.   DEVELOPMENT AND DELIVERY; RELEASE.

     3.1 DELIVERY OF GOLD MASTERS. Interplay shall develop at its own cost and deliver to VUG the Gold Candidate with respect to each Partner Product(s) for acceptance in accordance with the dates set forth in EXHIBIT B (the "SUBMISSION DATES"), or with respect to Partner Products where no Submission Date is set forth in EXHIBIT B, then such Submission Date shall be agreed upon by the parties in good faith. By the respective Submission Date for any Gold Candidate of a PC Partner Product, such Gold Candidate shall substantially conform to the technical specifications and descriptions set forth in the corresponding Partner Product Requirements Document and the Partner Product Concept and Description Document, and shall be free from material Program Errors, and VUG has the right to test and approve or reject the Gold Candidate accordingly and in accordance with the procedure described in SECTION 3.3 below in order to determine if such Gold Candidate will be re-classified as an Approved Gold Master. Interplay understands that during the process of developing the Partner Product(s), Interplay shall be expected to meet with VUG on a regular basis to discuss progress on the Partner Product(s) and receive feedback and suggestions. With respect to Non-PC Partner Products, and after delivery of the Gold Candidate, Interplay's only obligation to make changes to such Gold Candidates (which Interplay shall perform at its own cost and expense) shall be as required by the various Game Hardware Platform Licensors in order to obtain such Game Hardware Platform Licensors' approvals, and, upon receipt of such approval in accordance with SECTION 3.2 below, such Gold Candidate shall be deemed an Approved Gold Master.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                             Page 7
Video Game Publishing Agreement

     3.2 OBTAINMENT OF NECESSARY CONSENTS AND LICENSES. Interplay shall, at its sole cost and expense (except with respect to royalties due to Game Hardware Platform Licensors, which costs shall be VUG's sole responsibility), obtain any and all necessary consents and licenses relating to the development of the Partner Product(s) and their use by VUG, its customers and End-User as contemplated by this Agreement, including any and all consents and licenses required for any music, voices, names or likeness of characters or third party copyrighted works or trademarks which are embodied in the Partner Product(s). Interplay shall be solely responsible for making all necessary submissions of the Gold Candidates of Non-PC Partner Products to the applicable Game Hardware Platform Licensors for approvals, and Interplay shall provide VUG with copies of all Game Hardware Platform Licensors' written feedback and/or final approvals in a timely manner.

     3.3 ACCEPTANCE OF GOLD CANDIDATES. Any Gold Candidate of a PC Partner Product shall be accepted by VUG (and subsequently re-classified as an Approved Gold Master) provided it substantially conforms to the technical specifications and descriptions in its corresponding Partner Product Requirements Documents and Partner Product Concept and Description Documents, and such Gold Candidate shall be free from material Program Errors. After Interplay submits to VUG a Gold Candidate of a PC Partner Product, VUG shall have *** business days to
          (a) examine and test such Gold Candidate to determine whether, in its reasonable judgment, it meets the acceptance criteria for such Gold Candidate set forth in the preceding sentence, and (b) to notify Interplay in writing of VUG's acceptance or rejection of such Gold Candidate. In the case of any rejection, VUG shall provide Interplay along with such written rejection a reasonable detailed written list of deficiencies in such Gold Candidate and (if applicable) an explanation of why, in VUG's reasonable judgment, such Gold Candidate will not be viewed by VUG as an Approved Gold Master. If VUG fails to notify Interplay of VUG's acceptance or rejection within such *** business day period, then such Gold Candidate shall be deemed approved by VUG and shall be considered an Approved Gold Master. VUG and Interplay acknowledge and agree that such *** day period and the acceptance or rejection of the Gold Candidate as described herein shall not apply with respect to Gold Candidates of the Non-PC Partner Products where the respective Game Hardware Platform Licensor shall grant or withhold such approval. In no event shall a Gold Candidate of a Non-PC Product be deemed approved without the express written approval of the applicable Game Hardware Platform Licensor. In the case of a rejection of any Gold Candidate of a PC Partner Product by VUG in accordance herewith (or of a Non-PC Partner Product by the applicable Game Hardware Platform Licensor), Interplay shall use its best efforts to consult with VUG in order to correct the deficiencies to the reasonable satisfaction of VUG (or the applicable Game Hardware Platform Licensor) and shall resubmit the Gold Candidate, as corrected, within *** business days of VUG's rejection (or such longer period as to which VUG may agree in writing and in its reasonable discretion based on the nature of the rejection and extent of changes required) (or within such time as required by the applicable Game Hardware Platform Licensor). This procedure shall iterate until VUG (or the applicable Game Hardware Platform Licensor) accepts the Gold Candidate; provided, however, that with respect to rejected Gold Candidate(s), in the event that (i) Interplay fails to deliver a corrected acceptable Gold Candidate of a PC Partner Product in a commercially reasonable time period following at least *** rejections in accordance with the procedure described hereinabove, such that VUG shall have sufficient time to examine, test and accept the corrected Gold Candidate through its standard compliance testing process, or
          (ii) Interplay fails to obtain final Game Hardware Platform Licensor approval within in a


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                             Page 8
Video Game Publishing Agreement
          commercially reasonable time period following at least *** rejections in accordance with the procedure described hereinabove, then either VUG or Interplay may terminate this Agreement with respect to such Partner Product only, and without any liability therefor. In the event VUG elects to so terminate the Partner Product, Interplay's sole liability with respect to such terminated Partner Product shall be to reimburse VUG for its actual unrecouped expenditures with respect to such Partner Product incurred through the date of termination.

     3.4 TIMELY MANUFACTURING/DISTRIBUTION OF PARTNER PRODUCTS. Subject to VUG's receipt of any and all necessary Interplay and Third Party Licensor approvals, and unless otherwise agreed to by Interplay in its reasonable discretion, VUG agrees to commercially release each PC Partner Product within *** days of VUG's receipt of the Approved Gold Master of such PC Partner Product. Solely with respect to Non-PC Partner Products, VUG shall use commercially reasonable efforts to (i) commence manufacturing in a timely manner, but in no event later than *** days (subject to extension for any delays caused by Interplay and/or the Game Hardware Platform Licensor) following receipt of an Approved Gold Master, and (ii) release each Non-PC Partner Product in a timely manner following receipt of substantially all manufactured units of such Non-PC Partner Product, but in no event later than *** days of receipt of substantially all manufactured units with respect to such Non-PC Partner Product. For purposes of the foregoing sentence, "substantially" shall mean *** percent (***%) or more of the units ordered for manufacture under a given purchase order. Notwithstanding the foregoing, if Interplay has (for any reason) delivered a Gold Candidate or Approved Gold Master after the dates set forth on EXHIBIT B (or such date as has been agreed upon pursuant to SECTION 3.1 or extended pursuant to SECTION 4.3 below), then VUG agrees to: (i) with respect to PC Partner Products, commercially release such PC Partner Product within *** days of VUG's receipt of the Approved Gold Master for such PC Partner Product; or (ii) with respect to Non-PC Partner Products, commence manufacturing in a timely manner, but in no event later than *** days (subject to extension for any delays caused either by Interplay, if Interplay is required by the Game Hardware Platform Licensor to commence manufacturing directly with the Game Hardware Platform Licensor, and/or the Game Hardware Platform Licensor) following receipt of an Approved Gold Master and commercially release each late Non-PC Partner Product no later than *** days of receipt of substantially all manufactured units with respect to such Non-PC Partner Product.

     3.5 NO MODIFICATIONS OF PARTNER PRODUCT CODE BY VUG. In no event shall VUG have the right to itself modify the Partner Product code in any manner, and in no event shall VUG have the right to localize or require that Interplay localize the Partner Product into any language (including French for French Canadian End-Users).

4.   PROGRAM ERRORS.

     4.1 DURING DEVELOPMENT. Interplay shall use diligent good faith efforts to deliver each Gold Candidate free of material Program Errors, and to provide Program Error Corrections for any material Program Errors identified by VUG in writing during VUG's testing of any Gold Candidate of a PC Partner Product in accordance with SECTION 3 above. Interplay acknowledges and agrees that Interplay shall bear the sole cost and expense associated with such Program Error Corrections.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                             Page 9
Video Game Publishing Agreement

     4.2 FOLLOWING APPROVAL OF GOLD CANDIDATE. Interplay warrants that each Gold Candidate shall be free from significant Program Errors. At VUG's request, Interplay shall promptly investigate and use commercially reasonable efforts to correct all material Program Errors in any Approved Gold Master PC Partner Product(s) reported in writing by VUG, and deliver to VUG, at no charge to VUG and as soon as practicable, an avoidance procedure or work-around to solve or avoid any significant Program Error until a correction is achieved (if commercially reasonable). Interplay shall continue to use its commercially reasonable efforts to develop a Program Error Correction for any such material Program Error, and when a Program Error Correction is achieved, Interplay shall deliver to VUG all modifications necessary to implement such correction.

     4.3 *** NON-DELIVERY OF GOLD CANDIDATE. At or prior to the Six Month Evaluation for a particular Partner Product under development, Interplay and VUG shall consult in good faith regarding the progress of Interplay's development of the Partner Product and, at Interplay's request, attempt to agree upon a reasonable extension of the applicable Gold Candidate Submission Date and Gold Master Approval Date set forth in SECTION 3 of EXHIBIT B hereto. In the event the parties are unable to mutually agree upon the extension requested by Interplay, however, Interplay shall have the right to extend each such date *** for a maximum of ***. Thereafter but prior to the then scheduled date for the Three Month Evaluation date, if, notwithstanding Interplay's diligent efforts to timely meet its delivery date obligations, Interplay anticipates it will require additional extensions, Interplay shall so notify VUG and the parties shall again in good faith attempt to agree upon a reasonable additional extension. In the event that a Gold Candidate has not been received by VUG on or before the respective dates set forth in SECTION 3 of EXHIBIT B (as they may have been extended in accordance with this SECTION 4.3), VUG shall, in its sole discretion and as its sole remedies, and until such time as it receives the Gold Candidate, have the right to either (i) ***, or (ii) ***.

5.   RESERVED.

6. MARKETING/MARKETING SUPPORT. As between VUG and Interplay, and subject to the terms and conditions contained in this Agreement (including SECTIONS 2.6, 2.7 and 2.8), VUG shall ***, at its sole cost and expense, be *** responsible for all sales, marketing and public relations with respect to the distribution of the Partner Products via the Authorized Channels within the Licensed Territories. VUG will use commercially reasonable, good-faith efforts, but in no event less than efforts substantially equivalent to those employed by VUG in the marketing and distribution of VUG-published products of like sales potential and demographic target, to market and distribute the Partner Products, and solicit and support sales of the Partner Products, throughout the Licensed Territory. VUG will make all reasonable, good faith efforts to keep Interplay's sales team apprised of VUG's sales force efforts and level of success in selling the Partner Products. VUG acknowledges and agrees that with respect to each Partner Product it shall spend an amount equal to the final marketing budget as determined in the Three Month Evaluation; provided that, VUG agrees that the final marketing budget for each Partner Product shall, at a minimum, allocate (and VUG shall spend): (i) ***, and (ii) ***. By way of clarification, Interplay acknowledges that such marketing expenditures and final strategy committed to by VUG shall include the format, components, assets and calendar as detailed in the Three Month Evaluation, to be presented in form and substance as detailed in the attached EXHIBIT D. Interplay acknowledges and agrees that VUG shall have no obligation to pay for any


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 10
Video Game Publishing Agreement
     marketing expenses incurred directly by Interplay unless such expense has been explicitly approved in writing by VUG. Notwithstanding the foregoing, Interplay shall provide VUG with reasonable cooperation and support in VUG's efforts to market and promote the Partner Products; provided that, unless expressly specified herein, such support shall not require any out-of-pocket expenditures by Interplay.

     6.1 WEB SITE PROMOTION. With respect to each Partner Product, as long as the Partner Product is being marketed by VUG, Interplay shall (at its own cost and expense) include a continuous, prominent promotional banner on each relevant Interplay web site, with a direct link to VUG's Partner Product marketing site; and

     6.2 ASSETS. Subject to any conditions or restrictions in any applicable Third Party License and the cooperation of any applicable Third Party Licensor, Interplay shall provide assets, such as product information, screen shots, company/employee bios, etc. as reasonably requested by VUG, for use by VUG in support of VUG's sales, marketing and public relations efforts related to the Partner Products, no later than *** days after VUG's request. In the event that Interplay does not disclose any such conditions or restrictions on or prior to the Three Month Evaluation, then VUG shall be entitled to deduct any actual out-of-pocket costs and/or expenses incurred by VUG due to Interplay's failure to disclose such conditions or restrictions from the Interplay Proceeds otherwise payable to Interplay with respect to such Partner Product.

     6.3 CONSUMER/TRADE SHOWS. For consumer/trade shows at which VUG decides to maintain a display booth, VUG shall so notify Interplay promptly after VUG has made such decision. In the event that Interplay thereafter gives VUG a timely written request (in no event shall Interplay have less than *** days after receipt of VUG's notice in which to reply, unless VUG's initial decision is made within ***days of the scheduled consumer/trade show) to display the Partner Products at VUG's display booth, VUG will, at its cost, provide a reasonable amount of space in its booth for Interplay to display and promote the Partner Products. All travel, accommodation, equipment, and other expenses incurred by Interplay will be at Interplay's sole expense. In the event Interplay does not desire to personally display the Partner Products at the VUG display booth, VUG shall display and promote the Partner Products as VUG deems appropriate (but consistent with its handling of VUG-published products of like sales potential and demographic target) on a non-dedicated space basis at VUG's expense.

7. PARTNER PRODUCT TESTING. Interplay shall use all commercially reasonable efforts to ensure that each PC Partner Product runs in the various hardware and software configurations in which the Partner Product is designed to run, and with all peripherals with which the PC Partner Product is designed to work, in a manner that is consistent with: (a) the Partner Product Requirements Document, (b) the Partner Product Concept and Description Document, and (c) the Partner Product's documentation prepared by Interplay. ***.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 11
Video Game Publishing Agreement

8.   INSURANCE ***.

     8.1 LIABILITY INSURANCE. During the Term, Interplay and VUG each shall at all times maintain at its own cost at least *** Dollars ($***) of general liability insurance coverage available to cover claims against the Partner Products. Each party shall furnish to the other certificates and/or other reliable information evidencing such insurance coverage.

     8.2  ***

     8.3 NO INTENTION TO CREATE A SINGLE REMEDY. The parties agree that VUG and Interplay may exercise any or all of their available remedies at law, in equity or pursuant to this Agreement, and that except as otherwise expressly limited by this Agreement, under no circumstance shall VUG and Interplay be limited to any single remedy available to it.

9. ANTI-PIRACY EFFORTS. Interplay and VUG shall cooperate in all commercially reasonable ways in anti-piracy and anti-counterfeiting efforts with respect to the Partner Products and all intellectual property associated therewith. Immediately upon discovery of any third-party infringement of such intellectual property, the discovering party shall notify the other party of such infringement, and the parties shall cooperate in prosecuting any action to stop or otherwise mitigate the infringement.

     Interplay agrees to cooperate with VUG's anti-piracy and anti-counterfeiting efforts by: (a) using good faith efforts to obtain intellectual property registrations to the intellectual property rights owned by Interplay and relating to the Partner Products, as requested by VUG , (b) providing to VUG the name of a designated officer of Interplay who shall serve as Interplay's primary point of contact for cooperating with VUG in its anti-piracy efforts; and (c) causing such officer of Interplay to execute such additional documents as may be reasonably requested by VUG from time to time in connection with VUG's anti-piracy efforts with respect to the Partner Products.

10.  PACKAGING, MARKETING MATERIALS AND LOGOS.

     10.1 PRODUCTION OF SALES AND MARKETING MATERIALS. VUG shall be responsible, at its sole cost and expense, for the production of all sales and marketing materials and shall use commercially reasonable good faith efforts to produce such materials of a quality consistent with similar products published by VUG. Notwithstanding the foregoing, Interplay shall aid, assist and provide VUG with any necessary documentation and information reasonably needed for VUG to develop such materials, as set forth in SECTION 6.

     10.2 PLACEMENT OF PROPER LABELS.

          (a) COPYRIGHT AND TRADEMARK NOTICE. VUG agrees that it shall cause to appear on each Partner Product unit label and the Partner Product packaging, co-op advertising slicks, sell-sheets, and other sales and marketing materials, the appropriate copyright and trademark notice provided to VUG by Interplay (which notices shall contain applicable VUG references, subject to VUG's reasonable approval) . In the event, because of the size of VUG's marketing materials, VUG requests an abbreviated notice on such marketing materials (excluding, however, the Partner Product unit label and packaging, for which there shall be no such abbreviation), Interplay shall reasonably approve such request. Interplay shall further


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 12
Video Game Publishing Agreement
               provide VUG with any required Third Party Licensor credits/artwork to be included with respect to Partner Product label, packaging and marketing materials.

          (b) ESRB LABELS. Interplay shall have the sole right and responsibility to register the Partner Product(s) with the Entertainment Software Rating Board ("ESRB"), and Interplay will provide VUG with a copy of the ESRB's final rating determinations. VUG shall be required to place the appropriate ESRB rating on all packaging, marketing and any other materials for the Partner Product(s) as recommended and/or required by the ESRB. Notwithstanding the foregoing, VUG shall assist Interplay in the registration process to the extent reasonably requested by Interplay.

     10.3 PLACEMENT OF VUG LOGO(S). Unless otherwise prohibited or limited by the applicable Game Hardware Platform Licensor or pre-existing rights of any applicable Third Party Licensor, Interplay acknowledges and agrees that in its role as distributor of the Partner Products, VUG (or any VUG Affiliate, in VUG's discretion) may include its name and logo (or such name and logo as reasonably indicated by VUG which is intended to inform customers that VUG is the distributor of the Partner Products) (i) on the back of the outside packaging of the Partner Products and (ii) on all Partner Product marketing materials, in a form and manner reasonably determined by VUG; provided, however that such VUG name and logo (i) do not obscure the title of the Partner Product, or Interplay's or its Third Party Licensors' names or logos, and (ii) are reasonable in size compared to the size of the packaging, and, in any case, appear less prominently than Interplay's and/or any required Third Party Licensors' name or logo. VUG will also be entitled to include the URL of VUG's online store and web site on the Partner Product packaging and/or marketing materials.

     10.4 WARRANTIES. VUG will distribute the Partner Products and manual (and any other Partner Product documentation) with warranties and disclaimers intact as provided by Interplay. VUG will not alter, erase, deface or overprint any notice on any item provided by Interplay.

     10.5 INTERPLAY APPROVALS. Notwithstanding anything to the contrary in this Agreement, Interplay (and, as applicable, its Third Party Licensors in accordance with the terms of their respective Third Party Licenses) shall have the right to review and approve all final Partner Product labels, packaging, documentation, sales and marketing materials with respect to all trademark, copyright, ESRB and other credits and notices, and all warranties and disclaimers.

11.  PRICE, PAYMENTS, ROYALTY STATEMENTS AND RISK OF LOSS/BAD DEBT.

     11.1 INTERPLAY PROCEEDS AND MINIMUM GUARANTEES. As consideration for the grant of License and the further obligations of Interplay as described hereunder, VUG shall pay Interplay the Interplay Proceeds and Minimum Guarantees defined in EXHIBIT A.

     11.2 CURRENCY. All payments rendered hereunder by VUG to Interplay shall be in United States currency only, and VUG payments shall be made by wire transfer to Interplay's account.

     11.3 NOT-FOR-RESALE COPIES OF THE PARTNER PRODUCT(S). Notwithstanding anything to the contrary, VUG may manufacture and distribute a reasonable number of not-for-resale copies of the Partner Product(s) (not to exceed *** units per SKU without Interplay's advance approval,


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 13
Video Game Publishing Agreement
          not to be unreasonably withheld) for promotional purposes only at VUG's sole expense but with no royalty payment obligation whatsoever to Interplay resulting from the manufacture or distribution of such units. Interplay may reasonably request up to *** copies of each Partner Product for promotional purposes free of charge and on a royalty-free basis from VUG. In the event that Interplay reasonably requests more than *** copies of such Partner Product, then Partner shall pay VUG's actual cost of goods for such units beyond the initial *** units. Such excess units shall also be on a royalty-free basis.

     11.4 PAYMENTS AND STATEMENTS. VUG shall account to Interplay with regard to the distribution of the Partner Product(s) within *** days following the conclusion of each VUG accounting month *** hereunder. Each such accounting ("STATEMENT") shall be in writing and substantially in the form of the statement attached hereto in EXHIBIT E, and shall contain the appropriate calculations relating to the computation of Interplay Proceeds under this Agreement. VUG agrees to include in such Statements any/all information (including COGS, and advertising/marketing expenses) which may be necessary for Interplay to properly calculate royalties owed by Interplay to its Third Party Licensors and/or developers. Subject to VUG's recoupment of all Minimum Guarantees (as provided in SECTION 1.3 of EXHIBIT A hereto), any Interplay Proceeds owed for the corresponding Statement period shall be remitted and paid to Interplay by wire transfer on or before the date the Statement is due. VUG agrees to provide Interplay at least ***-days advance notice of any change in its accounting month.

     11.5 BOOKS OF ACCOUNT AND AUDITS. VUG shall keep books of account relating to this Agreement and the licensing and distribution of the Partner Product(s) on the same basis and in the same manner and for the same periods as such records are customarily kept by VUG and reasonably sufficient for Interplay to verify VUG's Statements and the Interplay Proceeds due hereunder. Interplay may, upon *** business days' prior written notice to VUG, audit such records, at VUG's offices and at Interplay's expense, with respect to such period as Interplay specifies in its written notice (the "PERIOD"), in order to verify the accuracy of the applicable Statement(s) rendered hereunder for such Period. Any such audit *** shall take place only during reasonable business hours and in a manner so as not to unreasonably interfere with VUG's normal business activities. In that regard, ***. In no event (unless unreasonable delay is caused by VUG or its representatives) shall any audit continue on-site at VUG's offices for longer than *** consecutive business days nor shall such audit continue for more than *** days in the aggregate. Audits shall not be made hereunder more frequently than *** per VUG fiscal year and with a minimum of *** months between each audit, nor shall the records supporting any Statement be audited more than ***. Except to the extent necessary to enforce Interplay's rights hereunder, Interplay and its auditor shall keep all of the information contained in VUG's books and records confidential, shall not use such information for any purpose except verifying the accuracy of the Statements, and shall not reveal such information to any person other than employees, agents and/or representatives of Interplay or its auditor who need to know such information in order for Interplay to verify the accuracy of the Statements and who have agreed to keep such information confidential in accordance herewith. Therefore, VUG may require Interplay's auditor to execute a reasonable non-disclosure agreement before permitting such auditor access to VUG's records. Interplay shall furnish VUG with a copy of Interplay's auditor's report within *** days after the completion of such report. Within *** business days following VUG's receipt of the auditor's report, VUG shall promptly pay to Interplay any underpayment of Interplay Proceeds previously payable under this Agreement, and Interplay


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 14
Video Game Publishing Agreement
          shall promptly pay to VUG any overpayment of Interplay Proceeds previously paid to Interplay under this Agreement. In addition, VUG shall reimburse Interplay for all reasonable documented costs incurred by Interplay to its auditor to conduct such examination should an underpayment by VUG for the Period exceed both of the following thresholds: (i) *** and (ii) ***.Furthermore, and ***, Interplay shall be entitled to conduct an additional follow-up audit within the *** month period following the first audit, without otherwise affecting Interplay's audit rights for the fiscal year in which the follow-up audit is conducted. Notwithstanding anything contained herein to the contrary, the audit rights described in this SECTION 11.5 shall expire *** following the expiration or termination of this Agreement; except that in the event of any federal or state tax audit of Interplay within the *** following the expiration or termination of this Agreement, Interplay shall be entitled to conduct an audit of VUG only if and to the extent necessary for purposes of such audit.

     11.6 TITLE AND RISK OF LOSS. As between VUG and Interplay, and subject to Interplay's and any Third Party Licensor's ownership of the IP Rights, title to all finished goods Partner Product units (except those purchased and received by Interplay pursuant to SECTION 2.7 above), and all risk of loss and damage thereto, shall at all times remain with VUG.

     11.7 ***. ***, and, in accordance with its customary business practices and in its best business judgment, VUG may, following delivery of notice thereof to Interplay in each instance, ***. Notwithstanding the foregoing, at the time of the Initial Shipment of each Partner Product, in order to convey to consumers the high quality of such Partner Product, VUG will *** interactive entertainment software products of comparable quality and sales potential.

     11.8 COLLECTIONS AND BAD DEBT. By way of clarification, VUG will be responsible for all risk of collection of amounts owed by VUG's customers as a result of VUG's activities under this Agreement, and VUG will not deduct any bad debt expenses or associated write-offs incurred as a result of its activities under this Agreement. Similarly, VUG will be entitled to retain 100% of any early payment discounts allowed by VUG's subcontractors as a result of VUG's activities under this Agreement, and Interplay will not be entitled to share in such discounts granted to VUG.

     11.9 REPORTS AND FORECASTS. To the extent, and with the frequency, that VUG routinely compiles or receives sales information reports with respect to VUG-published products on an account-by-account basis, VUG will provide Interplay with such reports, to the same extent and frequency, with respect to each Partner Product. Such reports will provide such information as VUG's current inventory of each Partner Product, a summary of all unit sales of each Partner Product sold during the prior period, and whatever competitive product and market analysis information as may be available to VUG and which VUG may disclose without breaching any confidentiality obligation to any third party. VUG will provide Interplay with weekly sell-through and inventory reports, to the extent that such reports are routinely compiled by VUG for VUG-published products. Any reports provided to Interplay hereunder shall be deemed to be the property of Interplay and Confidential Information of Interplay (as provided in SECTION 15.1 below); provided, however, that Interplay agrees to abide by any confidentiality restrictions imposed on VUG by third parties furnishing any information in such reports, when such restrictions have been communicated to Interplay. VUG will also provide Interplay on a monthly basis with a three-month rolling forecast of VUG's sales of Partner Products.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 15
Video Game Publishing Agreement

12.  TERM AND TERMINATION.

     12.1 TERM. This Agreement shall become effective on the Effective Date, and shall expire three (3) years thereafter. Notwithstanding the foregoing, with respect to each particular Partner Product, this Agreement shall continue in full force for a period of two (2) years following VUG's first commercial release of the Partner Product, regardless of whether such two (2) year period goes beyond the three
          (3) year period stated herein. Collectively, such three (3) year period plus the balance of any applicable two (2) year period extending beyond such three (3) year period shall be collectively referred to as the "TERM" with respect to each particular Partner Product.

     12.2 TERMINATION BY EITHER PARTY FOR MATERIAL BREACH. Unless otherwise specified in this Agreement, this Agreement may be terminated by a non-breaching party upon ***business days written notice to the breaching party of the occurrence of a material breach of any of the material terms, covenants, representations and/or warranties of this Agreement which breach is not remedied by the breaching party to the non-breaching party's reasonable satisfaction within such *** business day notice period; provided, however, that except with respect to a payment breach hereunder, if the nature of the breach is such that it cannot reasonably be cured within such ***-business day period, the breaching party shall have up to *** days to cure such breach (a "DEFAULT"). No such termination shall be effective unless and until the party electing to terminate delivers a notice of termination following expiration of the *** business day (or otherwise herein specified) cure period, provided the Defaulting party does not cure such Default prior to receipt of such termination notice. A material breach under this SECTION 12.2 shall include a party's instituting or having instituted against it any proceeding in bankruptcy or in reorganization or for the appointment of a receiver or trustee or any other proceeding under any law for the relief of debtors or if Interplay shall make an assignment for the benefit of creditors, provided, however, that such proceeding is not dismissed within *** days of its being filed.

     12.3 TERMINATION OF AGREEMENT OR PARTNER PRODUCT. Upon any Default, and unless otherwise expressly provided in this Agreement, the non-Defaulting party may, in its sole discretion, terminate this Agreement (i) in its entirety, or (ii) with respect only to the particular Partner Product(s) associated with the Default.

     12.4 EFFECTS  OF  TERMINATION  OR  EXPIRATION.   Upon  any  termination  or
          expiration of this Agreement in its entirety or with respect to a particular Partner Product:

          (a) CONTINUING OBLIGATION TO PAY AMOUNTS DUE. Each party's obligation to pay the other party any amounts due hereunder, other than then unpaid Minimum Guarantees with respect to the terminated Partner Product(s), shall continue (e.g., VUG shall continue to timely pay Interplay all Minimum Guarantees and Interplay Proceeds due with respect to any/all Partner Product(s) not so terminated, and VUG shall continue to pay Interplay all Interplay Proceeds due during any Sell-Off Period with respect to the terminated Partner Product(s)).

          (b) REFUND OF UNRECOUPED MINIMUM GUARANTEES. In the event this Agreement (or a particular Partner Product) is terminated due to Interplay's Default or rejected by Interplay pursuant to the U.S. Bankruptcy Code, in addition to any rights and remedies available to VUG, Interplay shall refund to VUG any and all unrecouped Minimum Guarantees


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 16
Video Game Publishing Agreement
               with respect to such terminated Partner Product(s), provided that VUG is unable to further exploit the particular Partner Product for which the Minimum Guarantee was paid;

          (c) SELL OFF PERIOD. Subject to SECTION 20.1, herein, upon termination or expiration of this Agreement (or a particular Partner Product), VUG and VUG's customers shall retain the non-exclusive right, subject to all the other terms and conditions hereof, to sell off their remaining inventories of the Partner Product(s) for a period of one hundred and eighty (180) days following the expiration or termination of this Agreement (or the particular Partner Product) (the "SELL-OFF PERIOD"); provided, however, that upon termination of this Agreement (or a particular Partner Product) by Interplay for a VUG Default, (i) Interplay shall have the right at any time during the Sell-Off Period to purchase VUG's existing inventory from VUG at VUG's actual out-of-pocket cost of goods therefor, which purchase may be of some or all of such units, in Interplay's sole discretion.

          (d)  CANCELLATION  OR LOSS OF RIGHTS.  Subject to VUG's  rights  under
               SECTION 18.3 below, in the event that Interplay cancels and/or loses the right to grant to VUG the rights to distribute and sell any Partner Product, such Partner Product shall be deleted from coverage under this Agreement and VUG's sole remedy shall be to withhold from the Interplay Proceeds for any Partner Product VUG's actual unrecouped expenditures, including any unrecouped Minimum Guarantees, with respect to such cancelled and/or lost
               Partner Product(s). Solely by way of clarification, nothing contained herein or in this Agreement shall be deemed to give Interplay the unilateral right to cancel VUG's rights granted herein with respect to any Partner Product that has been commercially released by VUG. Notwithstanding the foregoing, VUG acknowledges and agrees that Interplay may be forced to cancel VUG's rights due to obligations under various Third Party Licenses. Furthermore, VUG acknowledges and agrees that Interplay (in its own discretion) may cancel any Partner Product in development by Interplay prior to delivery to VUG of an Approved Gold Master. However, in such event, Interplay acknowledges and agrees that VUG shall be entitled to withhold from the Interplay Proceeds with respect to any other Partner Products an amount equal to VUG's actual, out of pocket expenditures with respect to such cancelled Partner Product. Interplay expressly acknowledges and agrees that with respect to any Partner Product cancelled by Interplay, as contemplated in this SECTION 12.4(D), Interplay shall not publish or commercially release, or authorize any third party to publish or commercially release such cancelled Partner Product during the Term of this Agreement; provided, however, that with respect to a Partner Product cancelled by Interplay during development, and notwithstanding anything to the contrary herein, Interplay shall not be prohibited from selling its ownership rights in the cancelled Partner Product to a third party.

     12.5 INITIAL SHIPMENT MINIMUM UNIT REQUIREMENT. Notwithstanding anything to the contrary in this Agreement, with respect to each Partner Product specifically identified in EXHIBIT B attached hereto, if VUG receives an Approved Gold Master from Interplay, but projects (in its Final Gross Sales Projection) an Initial Shipment of less than ***units of that Partner Product, VUG shall notify Interplay of this determination in writing along with delivery to Interplay of its Final Gross Sales Projection (such notice, a "DOUBTFUL PRODUCT NOTICE"). Within *** of receiving a Doubtful Product Notice, Interplay shall have the right, in its sole discretion, to delete such Partner Product from this Agreement (as further described below) by giving VUG written notice of deletion (a "DELETION NOTICE") within such *** following Interplay's receipt of the corresponding Doubtful Product Notice. For each Partner Product so deleted, Interplay's sole


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 17
Video Game Publishing Agreement
          monetary obligation shall be to reimburse VUG for its actual unrecouped expenditures with respect to such deleted Partner Product incurred by or on behalf of VUG through the date of deletion, such unrecouped expenditures to be payable to VUG within *** following VUG's receipt of the corresponding Deletion Notice. Further, if Interplay so deletes *** Partner Products within any consecutive *** period, then Interplay shall have the right, in its sole discretion, to terminate this Agreement in its entirety by, delivering to VUG along with Interplay's third or any subsequent Deletion Notice within any consecutive *** period, written notice of such termination (a "TERMINATION NOTICE"). *** In the event Interplay elects to so terminate the Agreement, Interplay's sole monetary obligation to VUG shall be to reimburse VUG for its actual unrecouped expenditures incurred by or on behalf of VUG through the date of termination with respect to any then-unreleased Partner Products. Deleting a Partner Product from this Agreement means that VUG shall no longer have the right to reproduce, manufacture, market and promote, distribute copies of, and/or sell that particular deleted Partner Product. For purposes of clarification, Interplay's deletion rights under this SECTION 12.5 shall only apply to Partner Product titles specifically identified in EXHIBIT B attached hereto; provided, however, that any termination by Interplay of the Agreement in its entirety pursuant to a Termination Notice delivered in accordance with this SECTION 12.5 shall apply to all Partner Products under the Agreement.

13. INTERPLAY TRADEMARKS AND COPYRIGHTS. VUG acknowledges that other than the licenses and rights set forth in this Agreement, as between VUG and Interplay, Interplay retains all right, title and interest in and to the Partner Product(s), and all intellectual property rights embodied therein (other than VUG logos, copyrights, trademarks and intellectual property that are included in the Partner Product packaging and/or manual), including all rights to the titles, names, copyrights, trademarks, trade names, trade secrets, logos, characters, artwork and code (collectively, the "IP RIGHTS") and agrees that other than as expressly permitted by this Agreement VUG shall not at any time during or after the Term of this Agreement assert or claim any interest in or do anything that may adversely affect the validity or enforceability of any IP Rights belonging to or licensed to Interplay with respect to the Partner Products or which Interplay otherwise has provided to VUG pursuant to this Agreement. VUG shall not exploit the intellectual property contained in the Partner Product(s) except as specifically authorized by this Agreement, and VUG agrees that it will neither apply for nor seek to obtain trademark registration for the Partner Products. If VUG may be entitled to claim any ownership interest in the Partner Products or any IP Rights associated therewith under any applicable law, then VUG hereby assigns and agrees to assign exclusively to Interplay (or any designee of Interplay), any and all of VUG's right, title and interest therein. Any assignment of copyright hereunder includes all rights of paternity, integrity, disclosure and withdrawal and any other rights that may be known as or referred to as "moral rights" (collectively "MORAL RIGHTS"). To the extent such Moral Rights cannot be assigned under applicable law and to the extent the following is allowed by the laws in the various countries where Moral Rights exist, VUG hereby waives such Moral Rights and consents to any action of Interplay (or its designee) that would violate such Moral Rights in the absence of such consent. Notwithstanding the foregoing, VUG shall have title to all inventory of Partner Product units and VUG shall retain title and intellectual property rights to trademarks and trade names of VUG that are used in connection with the packaging, marketing, promotion and distribution of the Partner Products.

14. SUPPORT. Interplay shall be responsible for rendering technical support to End-Users regarding the Partner Product(s). Such support shall be equal to efforts employed by Interplay to


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 18
Video Game Publishing Agreement
     support other comparable Interplay products distributed by third parties. The documentation for each Partner Product will specify Interplay's customer support phone number and/or Internet site address for technical support inquiries.

15.  CONFIDENTIALITY.

     15.1 CONFIDENTIAL INFORMATION. In the course of this Agreement, it is anticipated that one party (the "RECEIVING PARTY") shall obtain confidential or proprietary information (the "CONFIDENTIAL INFORMATION") belonging to the other party (the "DISCLOSING PARTY"). The Receiving Party shall, in accordance with SECTION 15.2 below, keep confidential and, except for the purpose of fulfilling its obligations under this Agreement, refrain from using this Confidential Information and any other information which the Receiving Party may acquire with respect to the Disclosing Party's business, including, but not limited to, information developed and relating to new products, pricing, know-how, trade secrets, processes, and practices, design elements, character profiles, unpublished copyrighted material, release dates, marketing, sales and promotional strategies, computer code, data, manuals, specifications, processes, methods, and the terms and conditions of this Agreement, unless and until such Confidential
          Information: (i) becomes generally known or available by publication, commercial use or otherwise through no fault of the Receiving Party;
          (ii) is known by Receiving Party at the time of disclosure without violation of any confidentiality restriction and without any restriction on Receiving Party's further use or disclosure; (iii) is independently developed by Receiving Party with reasonable documentation evidencing such development; or (iv) is required to be disclosed by administrative or judicial/legal action, provided that the Receiving Party, immediately after receiving notice of such action, notifies Disclosing Party of such action to give Disclosing Party the opportunity to seek any other legal remedies to maintain such confidential information in confidence. Receiving Party shall not disclose to others, without Disclosing Party's consent, the subject of this relationship without first providing Disclosing Party with the opportunity to review and approve the contemplated publication. This undertaking to restrain from use and keep information confidential shall survive the expiration or termination of this Agreement. Receiving Party shall require each of its employees performing services relating to this Agreement to execute a similar confidentiality agreement. At the earlier of the expiration or termination of this Agreement, Receiving Party shall cease all further use of the Disclosing Party's Confidential Information, and shall, at the Disclosing Party's option, promptly either return to Disclosing Party or destroy all Confidential Information that is in tangible form, including all drawings, specifications, manuals and other printed or reproduced material (including information stored on machine readable media) provided by Disclosing Party.

     15.2 DUTY TO MAINTAIN CONFIDENTIALITY. Except as expressly approved by the Disclosing Party, the Receiving Party agrees: (i) to hold the Disclosing Party's Confidential Information in strict confidence as a fiduciary, and to take all reasonable precautions to protect such Confidential Information; (ii) not to divulge any such Confidential Information or any information derived therefrom to any third person, other than its directors, officers, employees, affiliates, attorneys, auditors, financial advisors, consultants, or prospective investors or lenders, and, in the case of VUG, permitted third-party subcontractors (collectively, the "REPRESENTATIVES"); provided, that in each case such Representative shall be given access to the Confidential Information only on a "need-to-know" basis and shall expressly agree in writing to retain the Confidential Information in strictest of confidence; (iii) not to make any use whatsoever at any time of such Disclosing Party's Confidential Information for the benefit of any person other than


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 19
Video Game Publishing Agreement
          the Disclosing Party or as expressly contemplated by the Disclosing Party, and (iv) not to copy, reproduce or directly or indirectly reverse engineer all or any part of such Disclosing Party's Confidential Information. Notwithstanding anything to the contrary herein, nothing in this SECTION 15 shall (i) prevent either party from making any disclosure required by a public stock exchange, the Securities and Exchange Commission or similar governmental or regulatory body, or (ii) prevent Interplay from disclosing to its Third Party Licensors such information (e.g., sales figures, COGS and marketing expenses incurred by VUG) necessary for Interplay to satisfy its contractual reporting obligations and to remit royalties due its Third Party Licensors with respect to the Partner Products.

16. COMPETING PRODUCTS. Interplay (subject to VUG's rights under SECTION 5 above) and VUG each understands and agrees that the other may enter into similar agreements with third parties, including agreements relating to products that may be deemed competing with the Partner Products. Interplay and VUG each represents and warrants to the other that no such agreements shall interfere with or cause such party to violate any of its other representations, warranties and/or covenants made under this Agreement, and VUG represents and warrants to Interplay that VUG shall throughout the Term and any Sell-Off Period treat the Partner Products on at least an equal basis with such competing products.

17. LIMITATION OF LIABILITY. THE LIABILITY OF EITHER PARTY, IF ANY, FOR DAMAGES FOR ANY CLAIM OF ANY KIND WHATSOEVER AND REGARDLESS OF THE LEGAL THEORY, SHALL NOT INCLUDE COMPENSATION, REIMBURSEMENT OR DAMAGES ON ACCOUNT OF THE LOSS OF PRESENT OR PROSPECTIVE PROFITS, EXPENDITURES, INVESTMENTS OR COMMITMENTS, WHETHER MADE IN ESTABLISHMENT, DEVELOPMENT OR MAINTENANCE OF REPUTATION OR GOODWILL OR FOR ANY OTHER REASON WHATSOEVER. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, EVEN IF APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

18.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

     18.1 REPRESENTATIONS AND WARRANTIES BY VUG. VUG warrants and represents that: (a) VUG (and the officers executing on its behalf) has full right and power to enter into this Agreement; (b) neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any agreement VUG has with any third party or any constitution, statute, regulation, rule, injunction, judgment, order, decree ruling, law, charge or other restriction of any government, governmental agency, or court to which VUG is subject or any provision of its charter or bylaws; (c) any and all marketing materials, sales and packaging of the Partner Product(s) shall not contain any libelous or otherwise unlawful material or violate or infringe upon any personal or proprietary right of any person or entity, including any copyright, patent, trademark or other intellectual property rights (and VUG hereby acknowledges that no approval by Interplay of the product packaging and related marketing materials shall constitute an approval of any such infringement); (d) VUG shall not distribute Partner Product(s) other than as specifically provided herein; (e) VUG shall comply with all applicable laws, statutes, regulations and rules related to its performance hereunder (including product safety and advertising laws); (f) so long as this Agreement remains in effect, and subject to SECTION 16 above, VUG shall not commit any act or enter into any agreement with any


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 20
Video Game Publishing Agreement
          third party which is inconsistent or in conflict with this Agreement; and (g) with the exception of *** VUG's inventory of the Partner Products, VUG will not cause or allow any liens or encumbrances to be placed against, nor grant any security interest in, the Partner Products.

     18.2 REPRESENTATIONS AND WARRANTIES BY INTERPLAY. Interplay warrants and represents that: (a) Subject to SECTION 20.13, Interplay (and the officers executing on its behalf) has full right and power to enter into this Agreement; (b) neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any agreement Interplay has with any third party or any constitution, statute, regulation, rule, injunction, judgment, order, decree ruling, law, charge or other restriction of any government, governmental agency, or court to which Interplay is subject or any provision of its charter or bylaws; (c) so long as this Agreement remains in effect, and subject to SECTION 16 above, Interplay shall not commit any act or enter into any agreement with any third party which is inconsistent or in conflict with this Agreement; (c) the Partner Product(s) and any and all other materials delivered by Interplay to VUG shall be original or under a valid license to Interplay with right to provide the exclusive License as set forth herein to VUG; (d) neither the execution and performance of this Agreement by Interplay nor the Interplay transactions contemplated herein, infringes, misuses, misappropriates or conflicts with the rights, including copyright, patent and other intellectual property rights or contract rights, licensed to or from, or owned by, a party other than Interplay; (e) the Partner Product(s) and other materials delivered by Interplay to VUG shall not contain any libelous or otherwise unlawful material or violate any commercial rights to one's name and likeness, or any privacy or personal rights of any third party; and (f) Interplay shall comply with all applicable laws (including product safety laws, but only with respect to the Partner Product game code and associated gameplay), statutes, regulations and rules related to its performance hereunder.

     18.3 ADDITIONAL COVENANTS BY INTERPLAY. Interplay represents and warrants to VUG that it is capable of and intends to be the developer (whether such development is done in-house or by Third Party Licensors or subcontractors) of the Partner Product(s), and that Interplay is responsible for all obligations attendant upon such role. Accordingly, and subject to the terms of this Agreement:

          (a) COVENANT TO COMPETENTLY COMPLETE AND DELIVER PARTNER PRODUCT(S). Interplay covenants and agrees the Partner Product(s): (i) shall upon completion be marketable and have been prepared and developed with reasonable diligence and skill; (ii) shall upon completion be of high quality in all material respects; (iii) shall upon completion, and in accordance with SECTION 3 above, comply in all material respects to the Partner Product Requirements Documents, the Partner Product Concept and Description Documents, and other specifications and descriptions contained in the written materials accompanying them that have been provided by Interplay; (iv) would not receive a rating of "AO" if submitted to the Entertainment Software Rating Board for evaluation and rating and (v) subject to SECTION 4.3 above, shall be delivered in accordance with all milestones, schedules or timelines and that Interplay shall immediately notify VUG in the event that Interplay has reason to believe that any Partner Product is not likely not to be in compliance with all schedules or timelines, or is not likely to be compliant with the agreed upon specifications;

          (b) BREACH OF THIRD PARTY AGREEMENTS. Interplay further represents, covenants and agrees that it shall not become in default of, and shall promptly provide VUG with written


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 21
Video Game Publishing Agreement
               notice should Interplay discover that it is or it anticipates or it has been noticed to be in breach or in default of, any of its contracts, agreements or obligations to which its Partner Product assets are bound or with any of its Third Party Licensors relating to the licensing of any know-how, intellectual property, component, tool, software, technology or documentation required to develop the Partner Product(s). In the event Interplay becomes in default (beyond any applicable cure period) under any such third party agreement (thereby breaching this representation, warranty and covenent) and loses distribution rights to the applicable Partner Product as a result thereof (thereby causing VUG to lose its rights to the Partner Product), then VUG's sole remedy shall be to recover from Interplay an amount equal to (and VUG shall have the option to withhold from all Interplay Proceeds otherwise due to Interplay under this Agreement an amount equal
               to) VUG's actual unrecouped expenditures and unrecouped Minimum Guarantees (including Initial Minimum Guarantees and Secondary Minimum Guarantees) owed to VUG solely with respect to such lost Partner Product; in no event, however, shall VUG have the right to terminate this Agreement as a result of Interplay's breach of its representation, warranty or covenant made under this SECTION 18.3(B). In the event that Interplay, in its sole discretion, requests VUG to cure any such breach or default of a third party agreement described in this SECTION 18.3(B), and, in the event VUG, in its sole discretion and upon advance notification to Interplay, thereafter agrees to attempt to cure such breach or default on behalf of Interplay, then (i) any such attempt by VUG to cure such breach or default shall not release Interplay from any liability to VUG under this Agreement, and (ii) Interplay shall repay to VUG, within *** days following VUG's payment thereof, VUG's costs and expenses related to the cure by VUG of such breach or default in accordance with this SECTION 18.3(B), and in the event Interplay fails to timely do so, VUG shall have the right to pursue collection of such amount from Interplay (and VUG shall have the option to withhold from all Interplay Proceeds otherwise due to Interplay under this Agreement an amount equal to VUG's costs and expenses related to the cure by VUG of such breach or default).

     18.4 LIMITATION. EXCEPT FOR ANY WARRANTIES EXPRESSLY PROVIDED IN THIS AGREEMENT, THE WARRANTIES STATED IN THIS SECTION 18 ARE THE SOLE AND EXCLUSIVE WARRANTIES OF THE PARTIES HERETO, AND EACH PARTY HEREBY DISCLAIMS ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

19.  INDEMNIFICATION.

     19.1 INDEMNITY. VUG and Interplay each shall defend, indemnify and hold harmless the other, its parent, affiliated companies and partners and their respective officers, directors, employees and agents from and against any and all liabilities, damages costs and fees (including reasonable attorney's fees) for any third party claims or actions arising out of or relating to any breach of its representations, warranties and covenants made hereunder.

     19.2 ENJOINED DISTRIBUTION. In the event that VUG is enjoined from manufacturing and/or distributing any Partner Product(s) due to a claim for which Interplay is obligated to indemnify VUG pursuant to this Section, Interplay shall, at Interplay's option: (i) ***; (ii) ***; or (iii) ***; or (iv) ***.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 22
Video Game Publishing Agreement

     19.3 INDEMNIFIED ACTIONS. If any action shall be brought against one of the parties hereto in respect to which indemnity may be sought against the other party (the "INDEMNIFYING PARTY") pursuant to SECTION 19.1, the Indemnifying Party's obligation to provide such indemnification shall be conditioned on prompt notice of such claim (including the nature of the claim and the amount of damages and nature of other relief sought) being provided to the Indemnifying Party by the party against which such action is brought (the "INDEMNIFIED PARTY"). The Indemnified Party shall cooperate with the Indemnifying Party in all reasonable respects in connection with the defense of any such action at the expense of the Indemnifying Party. The Indemnifying Party may, upon written notice to the Indemnified Party, undertake to conduct all proceedings or negotiations in connection with the action, assume the defense thereof, including settlement negotiations in connection with the action, and shall be responsible for the costs of such defense, negotiations and proceedings. The Indemnifying Party shall have sole control of the defense and settlement of any claims for which it provides indemnification hereunder, provided that the Indemnifying Party shall not enter into any settlement of such claim without the prior approval of the Indemnified Party, which approval shall not be unreasonably withheld. The Indemnified Party shall have the right to retain separate counsel and participate in the defense of the action or claim at its own expense. In the event that the Indemnifying Party refuses or does not promptly agree to assume control of the defense and settlement of any claim for which it must provide indemnification hereunder, then the Indemnified Party shall have sole control of the defense and settlement of such claim, and shall have the right to enter into any settlement of such claim without the prior approval of the Indemnifying Party.

20.  GENERAL PROVISIONS.

     20.1 ASSIGNMENT. This Agreement is personal to Interplay and VUG. Neither Interplay nor VUG may assign its rights or obligations under this Agreement, by operation of law or otherwise, without the express written consent of the other, which shall not be unreasonably withheld. Notwithstanding the foregoing, either party may transfer or assign its rights and obligations hereunder to any person acquiring such party by merger or acquiring all or substantially all of such party's assets, without requiring the consent of the other party; provided, however, that in the event of any such transfer or assignment, ***, either party may, in their sole discretion, ***. ***, both parties acknowledge and agree that in the event that***. Any attempted assignment except as allowed in this paragraph shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     20.2 DELEGATION OF DUTIES. Subject to SECTION 20.1, VUG may delegate any or all of its duties to one or more of its VUG Affiliates or sub-contractors; provided that in each case such VUG Affiliates and sub-contractors shall be acting on VUG's behalf and VUG shall remain primarily responsible for its duties delegated under this Agreement.

     20.3 INDEPENDENT CONTRACTOR. Nothing herein contained shall be deemed to establish or otherwise create a relationship of partnership or joint venture between Interplay and VUG (and/or its sub-contractors); it is understood that both parties are independent contractors who cannot and shall not be deemed an agent of the other party for any purpose whatsoever, and neither party nor any of its agents or employees shall have any right or authority to assume or create obligations of any kind, whether express or implied, on behalf of the other party.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 23
Video Game Publishing Agreement

     20.4 GOVERNING LAW. This Agreement shall be construed in accordance with the substantive law of the State of California without regard to its conflicts of law principles. The parties agree that any disputes arising out of this agreement shall be resolved in the state or federal courts located within Los Angeles County and the parties expressly consent to the personal jurisdiction thereof.

     20.5 NOTICES. All notices required or permitted under this Agreement shall be in writing, shall reference this Agreement and shall be deemed given: (i) when sent by facsimile to the facsimile number set forth below and confirmed by machine printed receipt with a copy of the notice sent by registered or certified mail; (ii) five (5) working days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iii) one (1) working day after deposit with a commercial overnight carrier, with written verification of receipt. All communications shall be sent to the address set forth below, or to such other address as may be designated by a party by giving written notice to the other party pursuant to this SECTION 20.5:

          IF TO INTERPLAY:                        WITH A COPY TO:
          Interplay Entertainment Corp.           Interplay Entertainment Corp.
          Attention:  Chief Executive Officer     Attention:  Legal Dept.
          16815 Von Karman Avenue                 16815 Von Karman Avenue
          Irvine, California  92606               Irvine, California  92606
          Telephone:  (949) 553-6655              Telephone:  (949) 553-6655
          Facsimile:  (949) 252-0667              Facsimile:  (949) 252-0667

          IF TO UNIVERSAL:                        WITH A COPY TO:
          Vivendi Universal Games, Inc.           Vivendi Universal Games, Inc.
          Attention: Chief Operating Officer      Attention: Senior Counsel
          6080 Center Drive                       6080 Center Drive
          Los Angeles, California, 90045          Los Angeles, California, 90045
          Telephone: 310-431-4000                 Telephone: 310-431-4000
          Facsimile:  310-431-2443                Facsimile:  310-431-2443

     20.6 SURVIVAL. The rights and obligations set forth in Sections 1, 11.5, 12, 13, 15, 17, 19, and 20 shall survive the termination or expiration of this Agreement or any determination that this Agreement or any portion hereof or exhibit hereto is void or voidable.

     20.7 FORCE MAJEURE. Neither party shall be liable for any delay in any of its obligations pursuant to this Agreement resulting from any cause beyond its reasonable control or caused by acts of God, fire, sabotage, terrorism, acts of civil or military authorities, priorities, fires, strikes, floods, epidemics, governmental action, rules or regulations, war, riot, delays in transportation or shortages.

     20.8 WAIVER. No waiver of any default or breach of this Agreement by either party shall be deemed a continuing waiver or a waiver of any other breach or default, no matter how similar.

     20.9 SEVERABILITY. If a provision herein contained shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, the parties shall first request that such court "blue line" such provision to make it enforceable and carry out the parties' intent. If such remedy is not available, such provision shall be of no force or effect while such infirmity shall exist, but such infirmity shall have no effect whatsoever upon the binding force or effectiveness of any of the other provisions hereof, it being the intention of the parties hereto that had they, or


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 24
Video Game Publishing Agreement
          either of them, known of such infirmity, they would have entered into a contract, each with the other, containing all of the other provisions hereof. In the event the infirmed provision causes the contract to fail of its essential purpose, then the entire Agreement shall fail and become void.

    20.10 PARAGRAPH HEADINGS; INTERPRETATION. The headings in this Agreement are inserted for convenience only and are not deemed a part of this Agreement and shall not be considered in interpreting this Agreement. The word "include" or "including" used in this Agreement shall describe examples of the antecedent clause, and shall not be construed to limit the scope of such clause. Unless specifically stated otherwise, any reference to a particular period of days herein shall be interpreted as reference to calendar days; provided, however, that if such period would otherwise end on a Saturday, Sunday or generally recognized U.S. public holiday, then the period shall be deemed to end on the next business day. Whenever reference is made herein to a particular Section of this Agreement, it shall mean and include all subsections and subparts thereof.

    20.11 ATTORNEY'S FEES. In the event of any litigation between the parties hereto, the prevailing party shall be entitled to recover reasonable attorney's fees in addition to other relief as the court may award.

    20.12 EQUITABLE RELIEF. The parties acknowledge that each party's performance of its respective obligations hereunder, the Partner
          Product(s) and the intellectual property comprising such Partner Product(s), and the rights and licenses granted to VUG hereunder are of a unique, unusual, extraordinary and intellectual character which gives them a special value, the loss of and/or damage to which may not be reasonably or adequately compensated in damages in an action at law, that a material breach by either party of this Agreement may cause the non-breaching party great and irreparable injury and damage and, therefore, that the non-breaching party shall be entitled to seek injunctive relief to prevent such injury or damage.

    20.13 BOARD APPROVAL. Interplay and VUG acknowledge and agree that a condition precedent to the effectiveness of this Agreement is the approval and ratification of this Agreement by Interplay's Board of Directors. Such board approval (or rejection, as applicable) shall be provided to VUG on or before August 9, 2002.

    20.14 NO OFFSET. Except as otherwise expressly provided in this Agreement, any amounts due under this Agreement shall be paid with no right of offset against any other amounts due under this Agreement. In no event shall any amounts due under this Agreement be paid by offset against any amounts due under any other agreements which may exist between the parties.

    20.15 REQUESTS, CONSENTS AND APPROVALS. Unless otherwise expressly provided in this Agreement, any consents and/or approvals requested of either party pursuant to this Agreement shall not be unreasonably withheld, conditioned or delayed. Without limitation, VUG acknowledges and agrees that it shall be deemed "reasonable" for Interplay to withhold, condition and/or delay its consent and/or approval as and when necessary for Interplay to comply with the terms of any Third Party Licenses.

    20.16 NO THIRD PARTY BENEFICIARIES. No person other than the parties hereto and their permitted successors and assigns shall receive any benefits of this Agreement.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 25
Video Game Publishing Agreement

    20.17 ENTIRE AGREEMENT. This Agreement, including all Exhibits, constitutes and contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior oral or written agreements with respect to the subject matter hereof (for purposes of clarification, this Agreement shall have no affect on the Existing Distribution Agreement, which shall remain in full force and effect in accordance with its terms). Nothing herein contained shall be binding upon the parties until this Agreement has been executed by each and has been delivered to the parties. This Agreement may not be changed, modified, amended or supplemented, except in writing signed by all parties to this Agreement. Each of the parties acknowledges and agrees that the other has not made any representations, warranties or agreements of any kind, except as may be expressly set forth herein. This Agreement may be executed in counterparts and delivered by facsimile.


IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

VIVENDI UNIVERSAL GAMES, INC.                   INTERPLAY ENTERTAINMENT CORP.


BY:      /s/ Phil O'Neil                        BY:     /s/ Herve Caen
         --------------------                           --------------------

NAME:    Phil O'Neil                            NAME:   Herve Caen

TITLE:   President, PPG                         TITLE:  CEO & President

DATE:    8/9/02                                 DATE:   8/9/02


ACCOUNTING                                      ACCOUNTING
CONTACT                                         CONTACT


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 26
Video Game Publishing Agreement

                                    EXHIBIT A

                    INTERPLAY PROCEEDS AND MINIMUM GUARANTEES

1.   MINIMUM GUARANTEE.

     1.1 PAYMENT. With respect to each Partner Product, VUG shall pay Interplay recoupable (solely in accordance with SECTION 1.1(ii) immediately hereinbelow), but non-refundable (unless otherwise expressly provided in this Agreement), minimum guarantee payment(s) (the "MINIMUM
          GUARANTEE(S)") (on a per title basis) against future Interplay Proceeds otherwise due to Interplay, as follows:

          (i) within *** business days of receipt of an Approved Gold Master, VUG shall pay to Interplay an amount equal to the product of *** of (i) *** (with respect to Non-PC Partner Products) or (ii) *** (with respect to PC Partner Products). *** of VUG's Final Gross Sales Projection (as determined by VUG upon delivery of an Approved Gold Master and in accordance with SECTION 1.2 of this EXHIBIT A) for such Partner Product, multiplied by *** (as set forth in SECTION 2.1 of this EXHIBIT A) (the "INITIAL MINIMUM GUARANTEE"); and

          (ii) within *** business days after the Initial Shipment of a Partner Product, and in the event that the product of ***(with respect to Non-PC Partner Products) or ***(with respect to PC Partner Products) of VUG's actual Gross Sales Revenue on Initial Shipment of the Partner Product, multiplied by *** (as set forth in SECTION 2.1 of this EXHIBIT A), exceeds the Initial Minimum Guarantee paid for such Partner Product, then VUG shall pay to Interplay such difference (the "SECONDARY MINIMUM Guarantee").

     1.2 PROJECTED GROSS SALES REVENUE. Interplay acknowledges and agrees that, subject to SECTION 11.7 of the Agreement and the terms below in this
          SECTION 1.2 of EXHIBIT A, final projected Gross Sales Revenues at Initial Shipment (the "FINAL GROSS SALES PROJECTION") will be determined *** upon receipt from Interplay of the Approved Gold Master. Notwithstanding the foregoing, VUG will use good faith efforts in determining the Final Gross Sales Projection for each Partner Product and will consult with Interplay in making such projection(s). Projected Gross Sales Revenue for a Partner Product shall be initially determined by VUG at the Six Month Evaluation. Following the Six Month Evaluation, VUG shall at the Three Month Evaluation make a subsequent determination of the projected Gross Sales Revenues at Initial Shipment (the "THREE MONTH GROSS SALES PROJECTION"). VUG's Three Month Gross Sales Projection shall be based on the anticipated marketing spend and strategy for the Partner Product, VUG's assessment of the sales potential of that Partner Product (based on the Beta Version), pricing in accordance with SECTION 11.7 of the Agreement, prevailing market conditions and other relevant considerations which might reasonably and customarily affect VUG's projected sales with respect to a Partner Product. ***.

     1.3 RECOUPMENT. The Minimum Guarantee for a particular Partner Product shall be recoupable by VUG as follows: unless and until VUG recoups the Minimum


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 27
Video Game Publishing Agreement

          Guarantee, VUG shall be entitled to deduct *** from the Interplay Proceeds with respect to such Partner Product. The parties agree that
          (i) such recoupment is not to be construed as a set-off, and that (ii) except as expressly provided in this agreement, the Minimum Guarantee(s) for one Partner Product shall not be recoupable against Interplay Proceeds accrued for any/all other Partner Products (i.e., there shall be no cross-collateralization).

2.   DISTRIBUTION FEE.

     2.1 PERCENT OF NET SALES PER PARTNER PRODUCT UNIT. Subject to VUG's right of recoupment of all Minimum Guarantees paid by VUG to Interplay, as set forth in SECTION 1.3 of EXHIBIT A, VUG shall pay Interplay the "Interplay Proceeds." For the purposes of this agreement, the "Interplay Proceeds" shall be defined as the Gross Sales Revenues less the General Reserve, less the following distribution fee (which VUG shall be deemed to have earned as compensation for the services provided herein (the "DISTRIBUTION Fee"))* from Net Sales of Partner Products distributed to third parties as provided herein:


         TITLE                PLATFORM        DISTRIBUTION FEE

------------------------- ----------------- ----------------------
1.                               PC                  ***
------------------------- ----------------- ----------------------
2.                             Non-PC                ***

* Solely with respect to distribution of Partner Products via rental channels (i.e., Blockbuster, Hollywood Video, etc.), VUG shall pay Interplay *** of gross proceeds received by VUG. For purposes of clarification, there shall be no General Reserve taken by VUG in calculating Interplay Proceeds on rental revenues.

     2.2 DEFINITION OF NET SALES. For the purposes of this Agreement, "NET SALES" shall be defined as Gross Sales Revenues from the Partner Product(s), less the General Reserve (as defined in SECTION 3 of this EXHIBIT A).

3. GENERAL RESERVE. VUG will deduct the following amounts (the "GENERAL RESERVE") against (i) returns, (ii) price protections, and (iii) post-sale markdowns extended by VUG to its customers in the normal course (collectively (i), (ii) and (iii), the "AUTHORIZED DEDUCTIONS") in the amount of *** of Gross Sales Revenues with respect to all Non-PC Partner Products and *** with respect to all PC Partner Products. ***. ***. ***.


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 28
Video Game Publishing Agreement

                                    EXHIBIT B



1.   AUTHORIZED CHANNEL(S):

     1.1  Retail (including all rental revenue); and

     1.2 Direct-to-consumer (including receiving orders over the Internet, but delivering on a physical, packed-goods basis).


2.   LICENSED TERRITORY: United States and Canada.

3.   PARTNER PRODUCTS/DELIVERY DATES:

                                        Submission Date(s)     Approved Gold
       TITLE            Platform:        for delivery of      Master Delivery
                                        the Gold Candidate:         Date:
------------------- ------------------- ------------------- --------------------

------------------- ------------------- ------------------- --------------------

------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------

------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------
***                 ***                 ***                 ***
------------------- ------------------- ------------------- --------------------

                                        +

*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 29
Video Game Publishing Agreement

                                    EXHIBIT C


                                   [RESERVED]


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 30
Video Game Publishing Agreement

                                    EXHIBIT D

                 FORM OF VUG FINAL MARKETING STRATEGY STATEMENT


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 31
Video Game Publishing Agreement

                                    EXHIBIT E

                            SAMPLE ROYALTY STATEMENT


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 32
Video Game Publishing Agreement

                                    EXHIBIT F

                      SAMPLE MINIMUM GUARANTEE CALCULATIONS


*** Terms represented by this symbol are considered confidential. These confidential terms have been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission ("SEC") and have been filed separately with the SEC.
Vivendi Universal Games, Inc.                                            Page 33
Video Game Publishing Agreement